North Square Dynamic Small Cap Fund
Class A: ORSAX / Class I: ORSIX

North Square Oak Ridge Dividend Growth Fund
Class A: ORDAX / Class I: ORDNX

Supplement dated April 29, 2020 to the Prospectus and SAI, each dated September 27, 2019, and the Summary Prospectus dated September 30, 2019

Series of North Square Investments Trust (the “Trust”)

Based upon a recommendation by North Square Investments, LLC (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has approved closing Class A of each of the North Square Dynamic Small Cap Fund and North Square Oak Ridge Dividend Growth Fund (each a “Fund” and together, the “Funds”) and converting Class A shares to Class I shares.  The Class I shares have lower expenses than Class A shares.

Effective April 30, 2020, Class A shares will no longer be available for purchase for the Funds.

After the close of business on May 29, 2020, the Funds will automatically convert Class A shares into Class I shares.  Prior to the conversion, shareholders of Class A shares may redeem their investments as described in the Funds’ Prospectus.  For shareholders planning on redeeming Class A shares prior to their conversion to Class I shares, please note that the Adviser will waive the 1.00% contingent deferred sales charge (“CDSC”) for any shares redeemed within 12 months of purchase.

If shares are not redeemed prior to the conversion, each shareholder owning Class A shares of the Funds will own Class I shares of the same Fund equal to the aggregate value of the shareholder’s Class A shares.  The value of your investment will not change, and no sales charges or fees will be imposed, as a result of this conversion.

Because you will own Class I shares following the conversion, you will no longer be subject to any sales charges (front-end sales charges or CDSC) for future transactions.  The conversion will not be considered a taxable event for federal income tax purposes.  Please refer to the Summary Prospectus dated September 30, 2019 for each Fund, which contains information regarding Class I shares.

Please see the Prospectus for more information about the fees and expenses associated with Class I shares.

Please contact the Funds at 1-855-551-5521 if you have any questions.

Please retain this Supplement with your Summary Prospectuses, Prospectus and SAI for future reference.